UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

BEL FUSE INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BEL FUSE INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	BEL FUSE INC. 300 Executive Drive, Suite 300 West Orange, NJ 07052
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on Tuesday, May 26, 2026 at 11:00 am ET via live audio webcast

*Shareholders are cordially invited to attend the Virtual Annual Meeting and to vote online during the Virtual Annual Meeting, on the Internet or any Mobile device.

Dear Shareholder,

The 2026 Annual Meeting of Shareholders of Bel Fuse Inc. will be held virtually over the internet on Tuesday, May 26, 2026 at 11:00 am Eastern Time at https://www.cstproxy.com/belfuse/2026. Directions to access the Bel Fuse Virtual Annual Meeting and vote during the meeting are available in the Proxy Statement, which can be viewed at https://www.cstproxy.com/belfuse/2026.

Proposals to be considered at the Annual Meeting:
(1)	To elect two directors for three-year terms (Rita smith and Jacqueline Brito) as described in the Proxy Statement;
(2)	To ratify the designation of Deloitte Touche LLP as Bel’s independent registered public accounting firm for 2026;
(3)	To approve, on an advisory basis, the executive compensation of the Company's named executive officers as described in the Proxy Statement;
(4)	To approve the Bel Fuse Inc. 2026 Equity Compensation Plan;
(5)	To vote on a shareholder proposal described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and
(6)	To address such other matters as may properly come before the 2026 annual meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote "FOR ALL" nominees under Proposal 1, “FOR” Proposals 2, 3 and 4, and “AGAINST” Proposal 5.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote During the Meeting -

If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/belfuse/2026

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.
MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.	CONTROL NUMBER

To view the Proxy Materials and attend the Annual Meeting, please go to: https://www.cstproxy.com/belfuse/2026

BEL FUSE INC.

300 Executive Drive, Suite 300

West Orange, NJ  07052

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held On Tuesday, May 26, 2026

The following Proxy Materials are available to you to review at:  https://www.cstproxy.com/belfuse/2026

-	the Company's Annual Report for the year ended December 31, 2025
-	the Company's 2026 Proxy Statement
-	the Proxy Card
-	any amendments to the foregoing materials that are required to be furnished to shareholders

Get Informed Before You Vote

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 15, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future Proxy Materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Go to https://www.cstproxy.com/belfuse/2026 to view these materials online.  Have this notice available when you access the proxy materials or to vote your proxy electronically.  You must reference your Control number.

REQUESTING A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/belfuse/2026 or

By email at:  proxy@continentalstock.com

Please include the company name and your control number in the subject line.

BEL FUSE INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	BEL FUSE INC. 300 Executive Drive, Suite 300 West Orange, NJ 07052
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on Tuesday, May 26, 2026 at 11:00 am ET via live audio webcast

Voting Items - For Informational Purposes Only

The following proposals are being considered at the upcoming 2026 Annual Meeting of Shareholders of Bel Fuse Inc. which will be held virtually over the internet on Tuesday, May 26, 2026 at 11:00 am Eastern Time at https://www.cstproxy.com/belfuse/2026.  This information is being provided for informational purposes only.

Proposals to be considered at the Annual Meeting:

(1)	To elect two directors for three-year terms (Rita smith and Jacqueline Brito) as described in the Proxy Statement;
(2)	To ratify the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026;
(3)	To approve, on an advisory basis, the executive compensation of the Company's named executive officers as described in the Proxy Statement;
(4)	To approve the Bel Fuse Inc. 2026 Equity Compensation Plan;
(5)	To vote on a shareholder proposal described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and
(6)	To address such other matters as may properly come before the 2026 annual meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER

The Proxy Materials are available for review at: https://www.cstproxy.com/belfuse/2026

BEL FUSE INC.
300 Executive Drive, Suite 300
West Orange, NJ  07052

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held On Tuesday, May 26, 2026

The following Proxy Materials are available to you to review at:  https://www.cstproxy.com/belfuse/2026

-	the Company's Annual Report for the year ended December 31, 2025
-	the Company's 2026 Proxy Statement
-	the Proxy Card (for informational purposes only)
-	any amendments to the foregoing materials that are required to be furnished to shareholders

You are receiving this communication because you hold shares of Bel Fuse Inc. non-voting Class B common stock. THIS NOTICE WILL ENABLE YOU TO ACCESS BEL FUSE INC. PROXY MATERIALS FOR INFORMATIONAL PURPOSES ONLY. This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 15, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future Proxy Materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Go to https://www.cstproxy.com/belfuse/2026 to view these materials online. You must reference your Control number.

REQUESTING A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/belfuse/2026 or

By email at:  proxy@continentalstock.com

Please include the company name and your control number in the subject line.